UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.
Southwest Airlines Co. (the "Company") is providing updated guidance regarding selected financial trends. The Company's President and Chief Executive Officer, Bob Jordan, will be presenting at the J.P. Morgan Industrials Conference today, March 12, 2024, at 10:00 a.m. Eastern Standard Time. A live webcast of the Company's 2024 J.P. Morgan Industrials Conference presentation is available on the Company's website at www.southwestairlinesinvestorrelations.com, in the Events and Presentations section under Upcoming Events. Likewise, a replay of the webcast will be made available following the conclusion of the live event. The slides used in conjunction with today's presentation are furnished herein as Exhibit 99.1 and are incorporated by reference into this Item 7.01.

The following table presents updated selected financial guidance for first quarter 2024. These projections are based on current booking trends and the Company's current outlook, and actual results could differ materially.

	1Q 2024 Estimation	Previous estimation
RASM (a), year-over-year	Flat to up 2%	Up 2.5% to 4.5%
ASMs (b), year-over-year	Up ~11%	Up ~10%
Economic fuel costs per gallon[1] (c)	$2.95 to $3.00	$2.70 to $2.80
Fuel hedging premium expense per gallon	$0.08	No change
Fuel hedging cash settlement gains per gallon	$0.03	$0.02
CASM-X (d), year-over-year[2]	Up ~6%	Up 5% to 6%
Scheduled debt repayments (millions)	~$7	No change
Interest expense (millions)	~$65	~$62
(a) Operating revenue per available seat mile ("RASM" or "unit revenues").
(b) Available seat miles ("ASMs" or "capacity").
(c) Based on the Company's existing fuel derivative contracts and market prices as of March 6, 2024.
(d) Operating expenses per available seat mile, excluding fuel and oil expense, profitsharing, and special items ("CASM-X").

The Company's first quarter 2024 operational performance has been strong, thus far, and flight cancellations have been lower than was expected in late January, when first quarter 2024 capacity guidance was last provided. Since February 1, 2024, the Company's completion factor has averaged 99.3 percent. Based on this trend, the Company now expects first quarter 2024 capacity to increase approximately 11 percent, compared with its previous estimate of approximately 10 percent, both year-over-year.

Further, the Company now expects first quarter 2024 RASM to be in the range of flat to up 2 percent, compared with its previous estimate of up 2.5 percent to 4.5 percent, both year-over-year. Approximately one point of the decrease is due to higher than expected completion factors in February and March, with the remainder primarily attributable to lower than expected close-in leisure passenger volume. Thus far, first quarter 2024 managed business trends continue to strengthen sequentially, in line with expectations. Overall, demand remains stable and network adjustments are accretive. Nominal sequential RASM in first quarter 2024, relative to fourth quarter 2023, is still expected to be higher than seasonally normal and the Company continues to expect record first quarter operating revenues for first quarter 2024. Looking ahead, bookings for second quarter 2024 are currently ahead of seasonally normal trends and the Company expects to deliver all-time record operating revenues for the quarter. The Company expects positive year-over-year RASM trends to continue throughout the year.

The Company now expects first quarter 2024 CASM-X to increase approximately 6 percent, compared with its previous estimate to increase in the range of 5 percent to 6 percent, both year-over-year, primarily due to offsetting shifts in the timing between quarters of various spending, including salaries, wages, and benefits as well as maintenance expenses. The impact of these changes is neutral to expected full year non-fuel operating expenses. The Company continues to focus on its efforts to drive efficiencies to offset overall inflationary cost pressures. To that end, and especially in light of further second half 2024 planned capacity reductions discussed below, the Company has halted hiring classes for multiple workgroups, including Pilots and Flight Attendants, and now intends to end the year with headcount down on a year-over-year basis, compared with its previous expectation of flat to down, year-over-year. Based on current trends, the Company expects a net loss in first quarter 2024; however, the Company still expects a return to profitability in March.

Regarding timing of expected aircraft deliveries, The Boeing Company ("Boeing") has advised the Company to expect 46 737-8 ("-8") aircraft deliveries in 2024, a reduction from the Company's previous expectation of 79 737 MAX aircraft deliveries, which included 58 -8 aircraft. Further, the Company now assumes no 737-7 ("-7") aircraft deliveries and continues to assume no -7 aircraft are placed into service this year based on the current certification status. As a result of Boeing's continued challenges, the Company expects the delivery schedule to be fluid and, therefore, plans to reduce capacity and re-optimize schedules, primarily for the back half of 2024, which will likely result in at least a one point reduction to the Company's full year 2024 capacity plans on a year-over-year basis. As a result, the Company is also reevaluating all prior full year 2024 guidance, including the expectation for capital spending, and plans to provide updated full year 2024 guidance in conjunction with the reporting of its first quarter 2024 financial results on April 25, 2024. The Company is optimistic about the future and remains focused on making continuous adjustments to its operating plan as it works towards its goal of covering the cost of capital and ultimately, in driving towards its long-term goal to consistently achieve after-tax return on invested capital ("ROIC") well above the Company's weighted average cost of capital ("WACC").

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:
99.1 Southwest Airlines 2024 J.P. Morgan Industrials Conference Presentation
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

1Economic fuel cost projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate the hedge accounting impact associated with the volatility of the energy markets or the impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.
2Projections do not reflect the potential impact of fuel and oil expense, special items, and profitsharing because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods, especially considering the significant volatility of the fuel and oil expense line item. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company's financial outlook, goals, plans, expectations, and projected results of operations, including factors and assumptions underlying the Company's expectations and projections; (ii) the Company’s plans and expectations with respect to capacity, including factors and assumptions underlying the Company’s plans and expectations; (iii) the Company's expectations with respect to its fuel costs, premium expenses, hedging gains, and the Company's related management of risks associated with changing jet fuel prices, including factors underlying the Company's expectations; (iv) the Company’s plans and expectations related to repayment of debt; (v) the Company’s expectations regarding demand for travel, including managed business travel; (vi) the Company’s focus areas and initiatives; (vii) the Company’s headcount and hiring plans and expectations; (viii) the Company’s fleet plans and expectations, including factors and assumptions underlying the Company’s plans and expectations; and (ix) the Company’s network optimization plans and expectations. These forward-looking statements are based on the Company's current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors, consumer perception, economic conditions, banking conditions, fears or actual acts of terrorism or war, sociodemographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (ii) the Company's ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (iii) the emergence of additional costs or effects associated with the cancelled flights in December 2022, including litigation, government investigation and actions, and internal actions; (iv) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company's fuel hedging strategies and positions, on the Company's business plans and results of operations; (v) the Company's dependence on Boeing and Boeing suppliers with respect to the Company's aircraft deliveries, fleet and capacity plans, operations, maintenance, strategies, and goals; (vi) the Company's dependence on other third parties, in particular with respect to its technology plans, fuel supply, maintenance, Global Distribution Systems, and the impact on the Company's operations and results of operations of any third party delays or non-performance; (vii) the impact of governmental regulations and other governmental actions on the Company's business plans, results, and operations; (viii) the impact of labor matters on the Company's business decisions, plans, strategies, and results; (ix) the Company’s ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (x) the Company's dependence on its workforce, including its ability to employ and retain sufficient numbers of qualified Employees to effectively and efficiently maintain its operations; and (xi) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10- K for the fiscal year ended December 31, 2023. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

March 12, 2024	By:	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)